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                                                                    EXHIBIT 99.1


                                  PRESS RELEASE


FOR IMMEDIATE RELEASE - May 24, 2004 (4:00 p.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer
         (615.234.1614)

                  CAPITAL BANCORP, INC., NASHVILLE, TENNESSEE,
                        ANNOUNCES TWO-FOR-ONE STOCK SPLIT

Nashville, Tennessee, May 24, 2004 - Capital Bancorp, Inc. (CPBB) today issued the following statement:

CAPITAL BANCORP, INC., parent company of Capital Bank & Trust Company, today announced that on May 19, 2004 its Board of Directors approved a two-for-one stock split in the form of additional shares of the Company's common stock.

Shareholders of record at the close of business on July 30, 2004, will receive one additional share of common stock for each share of common stock held by them on that date. The new shares will be issuable on July 30, 2004 to shareholders of record as of that date. As a result of the split, shareholders will receive one additional share of common stock for every share they hold as of the close of business on the record date. Certificates for the new shares are expected to be mailed on August 16, 2004.

Currently the Company has 1,574,671 shares of common stock issued and outstanding. The stock split will increase the number of issued and outstanding shares of the Company's common stock to approximately 3,149,342.

R. Rick Hart, Chairman, President and CEO of the Company, commented, "In recognition of the strong performance of our stock and the continued positive outlook for Capital Bank, we believe this stock split is in the best interests of our shareholders. We are committed to attracting additional investors to the Company, and we trust that the stock split will enhance the liquidity of the stock and help make it more accessible to a broader range of investors." Mr. Hart also noted that it was "Capital Bank's tenth anniversary" and that he was extremely pleased to be able to announce the stock split at this time.

                                     -more-

IMPORTANT NOTE ABOUT FORWARD-LOOKING STATEMENTS: Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms outlook, believes, belief, expects, expectations,



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intends, intentions, projects, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, changes and trends in the local, regional, state and national economies, events and developments in the banking industry, the effects of future government fiscal and monetary policies, the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, and the Bank's ability to compete effectively in its chosen, highly competitive, markets among other things, are all factors that can be expected to have a material impact on the Company's ability to achieve favorable results. Actual results and performance in future periods may be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. Capital Bancorp, Inc., expressly disclaims any obligation to update or revise any forward-looking statements found herein, including those that might reflect changes in the Company's expectations of results; and the Company does not plan to issue any such updates or revisions.

ABOUT THE COMPANY: Capital Bancorp, Inc. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. The Company is headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its direct and indirect subsidiaries. Its principal subsidiary is Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.


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